Exhibit 99.2


                       RENEGADE VENTURE (NEV) CORPORATION
                           Consolidated Balance Sheet
                    December 31, 2003 and September 30, 2004



                                     ASSETS

                                                          2003           2004
                                                        (audited)    (unaudited)
                                                       ----------     ---------

CURRENT ASSETS
Cash and cash equivalents                              $    8,680     $  677,890
Accounts receivable                                     1,612,945      2,343,017
Note receivable                                             6,400        149,667
Costs and estimated earnings on uncompleted
contracts in excess of billings                                          137,382
Inventory                                                 570,794      3,289,420
Funds in Escrow                                           476,354
Other current assets                                      392,407        366,676
                                                       ----------     ----------

  TOTAL CURRENT ASSETS                                 $2,591,226     $7,440,406

Property, plant and equipment                             532,388      1,612,321
Investment                                                                25,000
Goodwill                                                                 597,724
Other non-current assets                                  122,167        126,328
                                                       ----------     ----------

  TOTAL ASSETS                                         $3,245,781     $9,801,779
                                                       ==========     ==========


The accompanying notes are an integral part of these condensed consolidated financial statements.

                       RENEGADE VENTURE (NEV) CORPORATION
                           Consolidated Balance Sheet
                    December 31, 2003 and September 30, 2004



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                         2003            2004
                                                       (audited)     (unaudited)
                                                     -----------     -----------

CURRENT LIABILITIES
Notes payable - short term                           $   798,862    $   109,696
Notes payable - related party                                           417,000
Accounts payable - trade                               1,691,853      1,573,398
Accounts payable - related party                          71,827
Due to factor                                            394,391
Customer deposits                                         27,800         27,000
Billings in excess of costs and estimated
  earnings on contracts in progress                      323,686
Accrued liabilities                                      688,518        927,323
Income taxes payable                                                    311,182
Commitments and contingencies
Shares subject to mandatory redemption                   400,535        400,535
                                                     -----------    -----------

  TOTAL CURRENT LIABILITIES                          $ 4,397,472    $ 3,766,134

LONG-TERM LIABILITIES
Notes payable - long term portion
                                                     -----------    -----------

  TOTAL LONG-TERM LIABILITIES
                                                     -----------    -----------

  TOTAL LIABILITIES                                    4,397,472      3,766,134
                                                     ===========    ===========


STOCKHOLDERS' EQUITY
Common stock, $.001 par value, 50,000,000
  shares authorized 14,680,000 and
  30,650,386 shares issued 2003 and 2004
  and 14,680,000 and 30,650,386
  shares outstanding 2003 and 2004                        18,110         31,280
Additional paid-in capital                             2,412,123      6,976,700
Deferred compensation                                   (332,000)
Contributed capital                                      620,289        620,289
Retained earnings                                     (3,870,213)    (1,592,624)
                                                     -----------    -----------

  Total paid-in capital and accumulated deficit       (1,151,691)     6,035,645

                                                     -----------    -----------

  TOTAL STOCKHOLDERS' EQUITY                          (1,151,691)     6,057,253
                                                     ===========    ===========

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 3,245,781    $ 9,801,779
                                                     ===========    ===========

The accompanying notes are an integral part of these condensed consolidated financial statements.



                                RENEGADE VENTURE (NEV) CORPORATION
                               Consolidated Statement of Operations
                     For the Three and Nine Months Ended September 30, 2003 and 2004
                                            (unaudited)

                                                          Three Months ended                Nine Months ended
                                                             September 30,                   September 30,
                                                        2003              2004            2003             2004
                                                    ------------     ------------     ------------     ------------

Net sales                                           $  5,091,825     $  8,112,082     $ 12,611 185     $ 16,698,987

Cost of sales                                         (4,465,474)      (6,208,825)     (10,640,024)     (11,810,539)
                                                    ------------     ------------     ------------     ------------


Gross profit                                             626,351        1,903,257        1,971,161        4,888,448

Selling, general and administrative
expense                                               (1,454,328)      (1,787,144)      (3,021,597)      (3,404,548
                                                    ------------     ------------     ------------     ------------

Penalties                                                (19,976)         (21,255)        (156,277)        (211,767)
                                                    ------------     ------------     ------------     ------------

Gain (loss) from operations                             (847,953)          94,858       (1,206,713)       1,272,133

Other income (expense):
     Interest income                                      62,063            3,159          187,356           64,551
     Interest expense                                   (113,788)         (50,765         (377,646)        (235,578)
     Discounts taken                                                       13,271                            27,544
     Miscellaneous expense                                (1,643)                          (17,124)          (9,084)
     Miscellaneous income                                      5           10,938           10,513           13,521
     Gain on renegotiation of contracts                                   607,194                         1,144,502
                                                    ------------     ------------     ------------     ------------
Pre-tax net income                                      (901,316)         678,655       (1,403,613)       2,277,589

Income tax without carryforward                         (278,031)        (933,083)

Reduction from carryforward of NOL                                        278,031                           933,083
                                                    ------------     ------------     ------------     ------------

Net profit (loss)                                   $   (901,316)    $    678,655     $ (1,403,613)    $  2,277,589
                                                    ============     ============     ============     ============

Net profit (loss) per share                                (0.06)            0.02            (0.10)            0.10
Net profit (loss) per share,
 Fully diluted                                      $      (0.06)    $       0.02     $      (0.10)    $       0.09
                                                    ============     ============     ============     ============


The accompanying notes are an integral part of these condensed consolidated financial statements.




                                    RENEGADE VENTURE (NEV.) CORPORATION
                         Consolidated Statement of Changes in Stockholder's Equity
             For the Year Ended December 31, 2003 and the Nine Months Ended September 30, 2004


                                                                                Additional       Contributed         Deferred
                                                                                 Paid-in           Capital        Compensation
                                                     Common Stock                Capital
                                                 Shares            Amount        Amount             Amount            Amount
                                                 ------            ------        ------             ------            ------

Balance at December 31, 2002                  18,980,000           19,360        1,904,075          520,289          (66,000)

Activity through March 31, 2003
    Shares issued                                 50,000               50           14,950
    Shares returned                              (50,000)             (50)              50
    Compensation expensed                         18,000

Activity through June 30, 2003
    Compensation expensed                                                                                             18,000

Activity through September 30, 2003
    Shares issued                              5,610,000            5,610          (16,440)
    Shares returned                           (1,560,000)          (1,560)         531,390                          (320,000)
    Compensation expensed                                                                                             18,000
    No stock held in Treasury       *                                                                               (114,000)

Activity through December 31, 2003
    Shares issued                              2,800,000            2,800          501,200          100,000
                                             -----------      -----------      -----------      -----------      -----------

Balance at December 31, 2003                  25,830,000           26,210        2,821,225          620,289         (332,000)

Activity through March 31, 2004
     Compensation expensed                                                                                            12,000

Activity through June 30, 2004
     Shares issued                             9,600,000            9,600        3,009,600
     Shares returned                            (250,000)                         (392,435)
     Shares returned                          (8,100,000)          (8,100)         (16,667)
     Shares pledged (World Jet)                                     1,000          499,000

Activity through September 30, 2004
     Shares issued (World Jet)                 1,000,000
     Shares vested                             2,570,386            2,570        1,055,977                           320,000
                                             -----------      -----------      -----------      -----------      -----------

Balance at September 30, 2004                 30,650,386           31,280        6,976,700          620,289                0

* shown as Treasury Stock at December 31, 2002


     Note: The Board of Directors has voided, due to lack of consideration, 1,500,000 shares of common stock issued to Seajay Holding Company, Inc. On
     June 29, 2004, the Board, through its attorney, filed suit to recover these 1,500,000 shares. There have been no entries in the accompanying financial statements related to the voiding of the Seajay stock.





                                      RENEGADE VENTURE (NEV) CORPORATION
                                     Consolidated Statement of Cash Flows
                       For the Three and Nine Months Ended September 30, 2003 and 2004
                                                 (unaudited)

                                                               Three Months ended                 Nine Months ended
                                                                 September 30,                       September 30,
                                                            2003               2004              2003              2004
                                                         -----------       -----------       -----------       -----------

Increase (Decrease) in Cash and Cash Equivalents:

Cash flows from operating activities:
    Net Profit/(Loss)                                    $  (901,316)      $   678,655       $(1,403,613)      $ 2,277,589

Adjustments to reconcile net loss to net
  cash provided (used) by operating activities:
    Depreciation                                              31,948           101,417            86,649           215,881
    Allowance for Doubtful Accounts                                                                                    509
    Inventory write downs                                                       55,208                             157,291
    Gain from renegotiation                                                   (607,194)                         (1,144,502)
    Expenses paid with stock                                  18,000           355,240            69,000           402,199

Changes in Assets and Liabilities:
    Accounts receivable                                      577,043          (277,478)       (1,172,506)         (280,517)
    Prepaid expenses                                         (49,075)          (77,982)          (43,841)            1,541
    Costs and estimated earnings in excess of
          billings on contracts in progress                 (211,545)         (137,382)         (197,345)
    Inventory                                                                 (210,947)                         (1,435,567)
    Assets held for sale                                     965,250
    Restricted Funds                                         (75,083)        1,250,000           (75,083)         (400,945)
    Other current assets                                      (2,978)            8,913           (77,271)          (21,823)
    Other non-current assets                                 118,523                               2,157
    Accounts payable-trade                                  (729,062)          989,891         1,084,178           981,932
    Accounts payable-related party                           (79,202)                            (79,202)           56,737
    Due to factor                                            266,992            36,671           848,976          (102,452)
    Customer deposits                                        (17,200)           24,200             2,800              (800)
    Billings in excess of cost and estimated
       earnings on contracts in progress                     (84,112)         (304,919)                           (461,067)
    Income tax payable                                                                                            (463,690)
    Shares subject to mandatory redemption                                                       400,535
    Accrued liabilities                                     (352,879)          (94,335)          128,641          (455,259)

Net cash provided by/(used for) operating
activities                                                  (524,697)        1,789,958          (425,925)         (672,941)

Cash flows from investing activities:
    Purchase of property, plant and equipment               (107,571)           (5,727)         (148,331)       (1,244,114)

Net cash used for investing activities                      (107,571)           (5,727)         (148,331)       (1,244,114)

Cash flows from financing activities:
    Notes payable                                            171,010          (934,415)          697,283          (728,104)
    Notes payable - related party                             48,938        (1,485,653)         (117,000)       (1,526,218)
    Issuance of stock                                        437,000             2,115            19,798            11,715
    Paid in capital                                                            946,832                           3,956,432
    Note receivable                                                             (2,911)                            275,684
    Note receivable - related party                                                                                  6,400

Net cash provided by/(used for) financing
activities                                                   656,948        (1,474,032)          600,081         1,995,909


Net increase in cash and cash equivalents                     24,680           310,199            25,824            78,854
Cash and cash equivalents at beginning of period               3,035           367,691             1,891           599,036

Cash and cash equivalents at end of period                    27,715           677,890            27,715           677,890
                                                         ===========       ===========       ===========       ===========


The accompanying notes are an integral part of these condensed consolidated financial statements.